                                                                   EXHIBIT 10.38

                  FIRST AMENDMENT TO SECURITY AGREEMENT-PLEDGE


          This is the First Amendment to a Security Agreement-Pledge (as it may be amended from time to time, the "Pledge Agreement") entered into as of the 28th day of February, 1994, by and between JENNIFER C. JOHNSON, a resident of Racine, Racine County, Wisconsin (the "Pledgor"), wife of Charles W. Johnson, and FIRST INTERSTATE BANK OF TEXAS, N.A. (together with its successors and assigns, the "Pledgee"). This Amendment is issued in connection with and pursuant to that certain First Amendment dated February 28, 1994 to a Second Restated and Amended Loan Agreement (as it may be amended, modified or restated from time to time, the "Credit Agreement") dated as of December 16, 1992, by and among Visual Numerics, Inc., a Texas corporation formerly known as "IMSL, Inc." (the "Borrower"), Visual Numerics, Inc. of Colorado, a California corporation formerly known as "IMSL Acquisition Corp., Inc.," and the Pledgee. All capitalized terms not otherwise defined in this Amendment shall have the meanings provided in the Credit Agreement.

          NOW THEREFORE, in consideration of $10, the mutual premises contained herein and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, agree as follows:

          Section 1.  Affirmation of Security Interest and Ratification of Prior
                      ----------------------------------------------------------
Liens.  Pledgor hereby ratifies, confirms, renews and extends the liens and
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security interests created by the Pledge Agreement and acknowledges, confirms and agrees that any and all liens and security interests created thereby continue in full force and effect and that the Collateral described in the Pledge Agreement is unimpaired by the above-described amendments.

          Section 2.  Amendments.  The Pledge Agreement is amended hereby as
                      ----------
follows:

               (a) The Pledge Agreement hereby is amended by deleting Section 2 thereof in its entirety and by substituting the following in lieu thereof:

               "2.  Obligations.  The pledge and security interest granted
                    -----------
          hereby is to secure the payment and performance by Charles W. Johnson ("Guarantor") of his obligations under that certain Restated and Amended Limited Guaranty Agreement executed as of even date herewith, by Guarantor in favor of Pledgee (herein called the "Guaranty Agreement"), guaranteeing any and all indebtedness, obligations, and liabilities of every kind and character of Borrower to Pledgee, whether now existing or hereafter arising, whether due and owing or to become due and owning, howsoever created or arising or evidenced, whether joint or several, or joint and several, whether absolute or contingent, and all renewals, extensions, increases, and rearrangements of such indebtedness, obligations or liabilities, including any and all amounts owing or which may hereafter become owing thereon or in connection therewith, including, without limitations, any and all amounts of principal, interest, attorneys' fees, costs of collection and other amounts owing thereunder (hereinafter called the "Guaranteed Obligations")

               (b) The Pledge Agreement hereby is further amended by adding the following to Section 3 as new subsections (f), (g) and (h) thereof, and renumbering existing subsection (f) of Section 3 as subsection (i) thereof, as follows:

               "(f) Pledgor is not an affiliate of the issuer of the Pledged Securities and the Pledged Securities may be sold by the Pledgor at any time without restriction under Rule 144 of the Securities and Exchange Commission.

               (g) Pledgor agrees to maintain Collateral subject to this Agreement and pledged to the Pledgee consisting of certificated securities acceptable to the Pledgee having a market value, combined with the Collateral pledged by Guarantor to the Pledgee, of at least $1,000,000 at all times. It is understood and agreed that $1,000,000 is a `floor' and not a `ceiling' and that Pledgor shall be in default hereunder if the market value of the Collateral is less than $1,000,000 and Pledgor fails to deliver additional Pledged Securities or other Collateral acceptable to Pledgee within fifteen (15) calendar days after demand therefor, but under no circumstances shall Pledgee be required to release its liens on and security interests in any Collateral prior to payment in full of all Guaranteed Obligations.

               (h) Contemporaneously herewith Pledgor agrees to send written instructions to the stock transfer agent for each of the certificated securities pledged hereunder to change Pledgor's address to:

                    P. O. Box 200013
                    Dallas, Texas  75320-0013
                    Account No. 2400015281
                    Attn: Mr. Roger Fruendt

     Without the prior written consent of Pledgee having been first obtained, Pledgor shall not instruct or cause such transfer agents thereafter to change Pledgor's address."

          (c) The Pledge Agreement hereby is further amended by adding the following to Section 4 as new subsection (a) thereof, and renumbering existing subsections (a) and (b) thereof as (b) and (c) thereof, respectively, as follows:

          "(a) At any time, before or after the occurrence of an Event of Default, Pledgee may cause any or all certificates representing the Collateral to be registered in the name of Pledgee or Pledgee's nominee."

          (d) Schedule I to the Pledge Agreement is hereby deleted and Schedule I attached hereto is hereby substituted therefor.

     Section 3.  Representations.  Pledgor represents and warrants that all of
                 ---------------
the representations and warranties attached contained in the Pledge Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date, except (i) such representations that relate solely to an earlier date and that were true and correct on such earlier date, and (ii) the breach or inaccuracy of representations and warranties about which Pledgee has been notified in writing prior to the date of this Amendment.

     Section 4.  Continued Force and Effect.  Pledgor ratifies and confirms
                 --------------------------
that, except as specifically amended herein, all of the terms and conditions of the Pledge Agreement and all documents executed in connection therewith or contemplated thereby are and remain in full force and effect in accordance with their respective terms and the Collateral is unimpaired by this Amendment. All of the terms used herein have the same meanings as set out in the Pledge Agreement, unless amended hereby or unless the context clearly requires otherwise. References in the Pledge Agreement to the "Agreement," the "Pledge Agreement," "hereof," "herein" and words of similar import shall be deemed to be references to the Pledge Agreement as amended through the date hereof.

     Section 5.  Severability.  In the event any one or more provisions
                 ------------
contained in the Pledge Agreement or this Amendment should be held to be invalid, illegal or unenforceable in any respect, the validity, enforceability and legality of the remaining provisions contained herein and therein shall not be affected in any way or impaired thereby and shall be enforceable in accordance with their respective terms.

     Section 6.  Expenses.  Pledgor agrees to pay all out-of-pocket costs and
                 ---------
expenses (including reasonable fees and expenses of legal counsel) of Pledgee in connection with the operation, administration and enforcement of this Amendment.

     Section 7.  No Waiver.  Pledgor agrees that no Event of Default and no
                 ---------
Default has been waived or remedied by the execution of this Amendment, and any such Default or Event of Default heretofore arising and currently continuing shall continue after the execution and delivery hereof.

     Section 8.  Governing Law.  This Amendment shall be governed by and
                 -------------
construed in accordance with the laws of the State of Texas and, to the extent applicable, by federal law.

     Section 9.  Waiver.  As additional consideration to the execution,
                 ------
delivery, and performance of this Amendment by the parties hereto, the Pledgor warrants and represents to Pledgee that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Pledgee or any defense to (a) the payment of any obligations and indebtedness under the Term Note, the original Revolving Credit Note and/or the Credit Agreement or (b) the performance by any Person of its respective obligations under the Guaranties and/or the Pledge Agreements, and in the event any such facts, events, statuses or conditions exist or have existed, whether known or unknown, the Pledgor unconditionally and irrevocably waives any and all claims and causes of action against Pledgee and any defenses to its payment and performance obligations in respect to the Term Note, the original Revolving Credit Note, the Credit Agreement, the Guaranties or the Prior Security Agreements. Notwithstanding any provision of this Amendment or the Pledge Agreement, this Section shall remain in full force and effect and shall survive the delivery of the New Revolving Credit Note and this Amendment, and any and all amendments, modifications, or restatements thereof.

     Section 10.  Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

     Section 11.    Arbitration Program.  The parties agree to be bound by the
                    -------------------
terms and provisions of the current Arbitration

Program of the Pledgee which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes arising hereunder or under any of the documents and instruments contemplated thereby, or pertaining hereto or thereto, shall be resolved by mandatory binding arbitration upon the request of any party.

     Section 12.    ENTIRE AGREEMENT.  THIS AMENDMENT AND THE PLEDGE AGREEMENT,
                    ----------------
AS AMENDED HEREBY, EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ALL PRIOR OR CONTEMPORANEOUS AGREEMENTS AND UNDERSTANDINGS OF SUCH PERSONS, VERBAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

     THIS WRITTEN AGREEMENT, THE SECURITY AGREEMENT-PLEDGE, THE FIRST AMENDMENT TO SECOND RESTATED AND AMENDED LOAN AGREEMENT, AND THE DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 28 day of February, 1994.
    ---


                              By /s/ Jennifer C. Johnson
                                --------------------------------
                                  JENNIFER C. JOHNSON

                                              - PLEDGOR -

                              FIRST INTERSTATE BANK OF TEXAS, N.A.



                              By /s/ Roger Fruendt
                                --------------------------------
                                Name:
                                Title:

                                                   - PLEDGEE -

                                  SCHEDULE I
                                  ----------

            Corporation                  Certificate       Number of
            -----------                      No.              Shares
                                         -----------       ---------
1.  St. Mary Land & Exploration              463             50,000
    Company

2.  St. Mary Land & Exploration              464             50,000
    Company